UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          July 18, 2002



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 5. Other Events

     On July 18, 2002, US Airways Group, Inc. (the Company) and
US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months and six months ended June 30, 2002, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99 to this report).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: results of the Company's restructuring efforts, costs related to the Company's compliance with governmental requirements imposed as a result of the September 11, 2001, terrorist attacks and the Company's response to the effect of such attacks; labor and competitive responses to the steps taken by the Company as a result of such attacks; demand for transportation in the markets in which the Company operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99        News release dated July 18, 2002, of US Airways
              Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: July 19, 2002     By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: July 19, 2002     By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer





            (this space intentionally left blank)


Exhibit 99



      US AIRWAYS GROUP REPORTS $248 MILLION SECOND QUARTER LOSS

     ARLINGTON, Va., July 18, 2002 -- US Airways Group, Inc. today reported a net loss of $248 million for the second quarter of 2002 on operating revenues of $1.9 billion, compared to a net loss of $24 million on operating revenues of $2.5 billion for the same period in 2001. On a diluted per-share basis, the net loss in the second quarter amounted to $3.64 versus a net loss of $0.36 last year.

     "US Airways' continuing losses are an enormous disappointment to all of us and it is imperative that we move quickly to reverse this trend," said US Airways President and Chief Executive Officer Dave Siegel. "Our existing cost structure cannot support the continuing weak economic conditions, intense competition from low-cost, low-fare carriers in the Northeast, and significant drop in business travel, where we still find some corporate customers resorting to other means of transportation or not traveling at all.

     "Our employees, nevertheless, are to be commended for their ongoing hard work in delivering a high-quality product to the traveling public. Their efforts, especially in this difficult environment, are praiseworthy and have resulted in our company receiving high marks in consumer satisfaction ratings," said Siegel.

     "The agreements reached to date with the majority of our employee union leaderships, which are symbolic of their commitment to share in the sacrifices necessary to restore our company's financial health, and the Air Transportation Stabilization Board's (ATSB) conditional approval for a federal loan guarantee are key elements of our restructuring plan," Siegel said. "However, the successful negotiation of concessions from our remaining unions, and our lessors, lenders and vendors is necessary to complete the restructuring plan. Much hard work remains ahead, and we are committed to reorganizing US Airways so that we can become a strong, vibrant, and competitive airline."
                               -more-

US AIRWAYS GROUP REPORTS
$248 MILLION SECOND QUARTER LOSS
Page Two
July 18, 2002


FINANCIAL AND OPERATING PERFORMANCE

     Operating revenues for the second quarter were $1.9 billion, down 23.7 percent from the second quarter of 2001. Operating expenses were $2.1 billion, down 16.0 percent. Pre-tax loss of $259 million for the 2002 second quarter compared to a pre-tax loss of $30 million last year.

     US Airways Group's cash position on June 30, 2002, was $602 million while the company's operating cash flow was a negative $1 million per day during the second quarter. Total balance sheet debt outstanding, including capital lease obligations, on June 30, 2002, was $3.8 billion. "As we enter the seasonally weaker second half of the year, the expected pressure on our cash position highlights the need to finalize our restructuring efforts and secure the ATSB loan," said Neal Cohen, US Airways executive vice president and chief financial officer.

     As a result of previously announced payment deferrals related to aircraft lessors and lenders targeted by the company to participate in its restructuring plan, the company is currently in default on certain public and private debt obligations. The company continues to negotiate with these stakeholders in pursuit of its preferred approach of a consensual accord to satisfy the conditions of the government-guaranteed loan. These defaults, which could eventually lead to cross defaults with other lessors, vendors and creditors, if not rescinded, and, potentially, acceleration of those obligations, could result in the company seeking to implement its restructuring plan through a filing for Chapter 11 reorganization of the U.S. Bankruptcy Code.

     US Airways has shown significant improvement in nearly all operations quality measurements. Year-to-date, the company's completion factor was up 1.2 percentage points year over year. Departure and arrival performances have improved in four of the six months of 2002, while the completion factor has improved in each of the six months.

     Second quarter available seat miles for US Airways, Inc. declined 20.0 percent year over year, reflecting US Airways' capacity reductions following the events of September 11 and the current economic climate. US Airways carried 13.0 million passengers during the 2002 second quarter, a decline of 21.7 percent compared to the

                               -more-
US AIRWAYS GROUP REPORTS
$248 MILLION SECOND QUARTER LOSS
Page Three
July 18, 2002


16.6 million passengers carried during the same period the previous year. Revenue passenger miles declined 18.6 percent compared to the second quarter 2001, while the passenger load factor increased by 1.3 percentage points to 75.1 percent. Passenger revenue per available seat mile was 9.84 cents for the second quarter 2002, a decrease of
10.4 percent compared to the same period in 2001, while the cost per available seat mile was 12.25 cents, an increase of 1.0 percent year-over-year (5.1 percent excluding fuel).

FIRST SIX MONTHS RESULTS

     Operating revenues for the first half of the year 2002 were $3.6 billion, down 23.7 percent over the first six months of 2001, while operating expenses of $4.2 billion were down by 15.9 percent. The operating loss for the first half of the year was $545 million, compared to an operating loss of $208 million for the first six months of 2001. On a diluted per-share basis, the net loss for the first six months of 2002 of $7.60 compares to a net loss of $2.90 in 2001. Results for 2002 include a $17 million credit related to a change in accounting policy for engine maintenance at one of the company's Express subsidiaries. Results for 2001 included a $22 million ($14 million after-tax) impairment charge related to the early retirement of certain Boeing 737-200 aircraft and a $7 million after-tax credit resulting from US Airways' accounting change to adopt SFAS 133 - Accounting for Derivative Instruments and Hedging Activities.

     For the first half of the year 2002, US Airways, Inc. carried
24.8 million passengers, a decline of 19.4 percent from the first six months of 2001. Revenue passenger miles for the period declined 17.4 percent while available seat miles declined 19.5 percent, resulting in a passenger load factor of 71.9 percent, a year-over-year increase of 1.8 percentage points. The yield of 13.36 cents for the first half of 2002 was down 12.9 percent from the same period in 2001, while passenger revenue per available seat mile of 9.60 cents was down 10.7 percent. Cost per available seat mile of 12.57 cents for the first half of the year increased 1.0 percent versus the same period of 2001. The cost of aviation fuel per gallon for the period was 68.80 cents, down 24.3 percent from 2001.


                               -more-

US AIRWAYS GROUP REPORTS
$248 MILLION SECOND QUARTER LOSS
Page Four
July 18, 2002


     In light of the ongoing restructuring efforts, US Airways will not hold a second quarter 2002 conference call or Web cast.

Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, are contained in US Airways' periodic filings with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


                                -30-


NUMBER:   4325



                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                    Three Months Ended June 30,
                              -----------------------------------
                                 2002          2001      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,599    $    2,183      (26.8)
 Cargo and freight                   37            44      (15.9)
 Other                              267           266        0.4
                              ---------     ---------
   Total Operating Revenues       1,903         2,493      (23.7)

Operating Expenses
 Personnel costs                    878           959       (8.4)
 Aviation fuel                      189           311      (39.2)
 Aircraft rent                      135           145       (6.9)
 Other rent and landing fees        107           119      (10.1)
 Aircraft maintenance               105           143      (26.6)
 Other selling expenses              83           106      (21.7)
 Depreciation and amortization       75           101      (25.7)
 Commissions                         26            80      (67.5)
 Asset impairments                   --            --         --
 Other                              480           509       (5.7)
                              ---------     ---------
   Total Operating Expenses       2,078         2,473      (16.0)
                              ---------     ---------
   Operating Income (Loss)         (175)           20         NM

Other Income (Expense)
 Interest income                      6            18      (66.7)
 Interest expense                   (84)          (76)      10.5
 Interest capitalized                 2             4      (50.0)
 Other, net                          (8)            4         NM
                              ---------     ---------
   Other Income (Expense), Net      (84)          (50)      68.0
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change                 (259)          (30)        NM

   Provision (Credit) for
    Income Taxes                    (11)           (6)      83.3
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (248)          (24)        NM

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes                        --            --         --
                              ---------     ---------
Net Income (Loss)            $     (248)   $      (24)        NM
                              =========     =========

Earnings (Loss) per Common Share (Note 1)
 Basic
  Before Cumulative Effect
    of Accounting Change     $    (3.64)   $    (0.36)        NM
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (3.64)   $    (0.36)        NM
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $    (3.64)   $    (0.36)        NM
  Cumulative Effect of
    Accounting Change        $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (3.64)   $    (0.36)        NM
                              =========     =========

Shares Used for Computation (000)
 Basic                           68,135        67,082
 Diluted                         68,135        67,082

NM - Not Meaningful

Note 1. Earnings (Loss) per Common Share amounts may not recalculate due to rounding.

                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                    Six Months Ended June 30,
                              -----------------------------------
                                               2001         %
                                 2002        (Note 1)     Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    3,034    $    4,147      (26.8)
 Cargo and freight                   70            90      (22.2)
 Other                              508           497        2.2
                              ---------     ---------
   Total Operating Revenues       3,612         4,734      (23.7)

Operating Expenses
 Personnel costs                  1,762         1,892       (6.9)
 Aviation fuel                      369           622      (40.7)
 Aircraft rent                      269           283       (4.9)
 Other rent and landing fees        213           238      (10.5)
 Aircraft maintenance               202           281      (28.1)
 Other selling expenses             175           217      (19.4)
 Depreciation and amortization      153           197      (22.3)
 Commissions                         78           167      (53.3)
 Asset impairments                   --            22     (100.0)
 Other                              936         1,023       (8.5)
                              ---------     ---------
   Total Operating Expenses       4,157         4,942      (15.9)
                              ---------     ---------
   Operating Income (Loss)         (545)         (208)        NM

Other Income (Expense)
 Interest income                     13            36      (63.9)
 Interest expense                  (166)         (145)      14.5
 Interest capitalized                 5            11      (54.5)
 Other, net                          (1)            7         NM
                              ---------     ---------
   Other Income (Expense), Net     (149)          (91)      63.7
                              ---------     ---------
Income (Loss) Before Income Taxes
 and Cumulative Effect of
 Accounting Change                 (694)         (299)        NM

   Provision (Credit) for
    Income Taxes                   (160)          (97)      64.9
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (534)         (202)        NM

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes                        17             7         NM
                              ---------     ---------
Net Income (Loss)            $     (517)   $     (195)        NM
                              =========     =========

Earnings (Loss) per Common Share (Note 2)
 Basic
  Before Cumulative Effect
    of Accounting Change     $    (7.86)   $    (3.01)        NM
  Cumulative Effect of
    Accounting Change        $     0.26    $     0.11         NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (7.60)   $    (2.90)        NM
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $    (7.86)   $    (3.01)        NM
  Cumulative Effect of
    Accounting Change        $     0.26    $     0.11         NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (7.60)   $    (2.90)        NM
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,975        67,058
 Diluted                         67,975        67,058

NM - Not Meaningful

Note 1. Certain prior year amounts have been reclassified to conform with 2002 presentation.

Note 2. Earnings (Loss) per Common Share amounts may not recalculate due to rounding.









                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                  Three Months Ended June 30,
                              -----------------------------------
                                                            %
                                 2002          2001       Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,437    $    2,005      (28.3)
 US Airways Express
  transportation revenues           290           287        1.0
 Cargo and freight                   36            43      (16.3)
 Other                              128           151      (15.2)
                              ---------     ---------
  Total Operating Revenues        1,891         2,486      (23.9)

Operating Expenses
 Personnel costs                    811           901      (10.0)
 Aviation fuel                      175           295      (40.7)
 Aircraft rent                      120           129       (7.0)
 Other rent and landing fees         99           114      (13.2)
 Aircraft maintenance                75           116      (35.3)
 Other selling expenses              74            97      (23.7)
 Depreciation and amortization       70            96      (27.1)
 Commissions                         25            74      (66.2)
 Asset impairments                   --            --         --
 US Airways Express capacity
  purchases                         278           239       16.3
 Other                              340           394      (13.7)
                              ---------     ---------
  Total Operating Expenses        2,067         2,455      (15.8)
                              ---------     ---------
  Operating Income (Loss)          (176)           31         NM

Other Income (Expense)
 Interest income                      8            21      (61.9)
 Interest expense                   (85)          (76)      11.8
 Interest capitalized                 1             3      (66.7)
 Other, net                          (7)            3         NM
                              ---------     ---------
  Other Income (Expense), Net       (83)          (49)      69.4
                              ---------     ---------
Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change              (259)          (18)        NM

  Provision (Credit) for
   Income Taxes                     (34)           (2)        NM
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (225)          (16)        NM

Cumulative Effect of
 Accounting Change, Net of
 Applicable Income Taxes             --            --         --
                              ---------     ---------
Net Income (Loss)            $     (225)   $      (16)        NM
                              =========     =========

NM - Not meaningful


                        US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                    Six Months Ended June 30,
                              -----------------------------------
                                               2001        %
                                 2002        (Note 1)    Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $    2,744    $    3,815      (28.1)
 US Airways Express
  transportation revenues           521           517        0.8
 Cargo and freight                   69            88      (21.6)
 Other                              251           299      (16.1)
                              ---------     ---------
  Total Operating Revenues        3,585         4,719      (24.0)

Operating Expenses
 Personnel costs                  1,632         1,779       (8.3)
 Aviation fuel                      342           589      (41.9)
 Aircraft rent                      241           253       (4.7)
 Other rent and landing fees        197           227      (13.2)
 Aircraft maintenance               147           231      (36.4)
 Other selling expenses             157           200      (21.5)
 Depreciation and amortization      143           188      (23.9)
 Commissions                         73           155      (52.9)
 Asset impairments                   --            22     (100.0)
 US Airways Express capacity
  purchases                         536           461       16.3
 Other                              662           800      (17.3)
                              ---------     ---------
  Total Operating Expenses        4,130         4,905      (15.8)
                              ---------     ---------
  Operating Income (Loss)          (545)         (186)        NM

Other Income (Expense)
 Interest income                     18            42      (57.1)
 Interest expense                  (167)         (145)      15.2
 Interest capitalized                 2             7      (71.4)
 Other, net                          (1)            6         NM
                              ---------     ---------
  Other Income (Expense), Net      (148)          (90)      64.4
                              ---------     ---------

Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change              (693)         (276)        NM

  Provision (Credit) for
   Income Taxes                    (170)          (90)      88.9
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (523)         (186)        NM

Cumulative Effect of
 Accounting Change, Net of
 Applicable Taxes                    --             7     (100.0)
                              ---------     ---------
Net Income (Loss)            $     (523)   $     (179)        NM
                              =========     =========

NM - Not meaningful

Note 1. Certain prior year amounts have been reclassified to conform with 2002 presentation.


                         US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)


                                   Three Months Ended June 30,
                                -------------------------------
                                                           %
                                    2002       2001     Change
                                  -------    -------   --------
Revenue passengers (thousands)*    12,982     16,582   (21.7)
Total revenue passenger miles
 (millions)                        10,969     13,480   (18.6)
Revenue passenger miles
 (millions)*                       10,966     13,471   (18.6)
Total available seat miles
 (millions)                        14,609     18,275   (20.1)
Available seat miles(millions)*    14,606     18,265   (20.0)
Passenger load factor*               75.1%      73.8%    1.3 pts.
Break-even load factor (Note 2)      87.8%      76.2%   11.6 pts.
Yield*                              13.11c     14.88c  (11.9)
Passenger revenue per available
 seat mile*                          9.84c     10.98c  (10.4)
Revenue per available seat mile
 (Note 2)                           10.96c     12.04c   (9.0)
Cost per available seat mile
 (Note 2)                           12.25c     12.13c    1.0
Average passenger journey (miles)*    845        812     4.1
Average stage length (miles)*         684        666     2.7
Revenue aircraft miles (millions)*     96        127   (24.4)
Cost of aviation fuel per gallon    69.28c     88.12c  (21.4)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             63.57c     81.89c  (22.4)
Gallons of aviation fuel consumed
 (millions)                           252        334   (24.6)
Scheduled mileage completion factor* 99.3%      98.7%    0.6 pts.
Number of aircraft in operating
 fleet at period-end                  311        423   (26.5)
Full-time equivalent employees at
 period-end                        33,902     44,673   (24.1)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" only.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers.


                         US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                   Six Months Ended June 30,
                                -------------------------------
                                                           %
                                    2002       2001     Change
                                  -------    -------   --------
Revenue passengers (thousands)*    24,807     30,775   (19.4)
Total revenue passenger miles
 (millions)                        20,551     24,893   (17.4)
Revenue passenger miles
 (millions)*                       20,547     24,874   (17.4)
Total available seat miles
 (millions)                        28,589     35,520   (19.5)
Available seat miles(millions)*    28,584     35,499   (19.5)
Passenger load factor*               71.9%      70.1%    1.8 pts.
Break-even load factor (Note 2)      87.8%      75.5%   12.3 pts.
Yield*                              13.36c     15.34c  (12.9)
Passenger revenue per available
 seat mile*                          9.60c     10.75c  (10.7)
Revenue per available seat mile
 (Note 2)                           10.72c     11.83c   (9.4)
Cost per available seat mile
 (Note 2)                           12.57c     12.45c    1.0
Average passenger journey (miles)*    828        808     2.5
Average stage length (miles)*         667        661     0.9
Revenue aircraft miles (millions)*    188        249   (24.5)
Cost of aviation fuel per gallon    68.80c     90.91c  (24.3)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             63.13c     84.57c  (25.4)
Gallons of aviation fuel consumed
 (millions)                           498        648   (23.1)
Scheduled mileage completion factor* 99.4%      98.2%    1.2 pts.
Number of aircraft in operating
 fleet at period-end                  311        423   (26.5)
Full-time equivalent employees at
 at period-end                     33,902     44,673   (24.1)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" only.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers.
        Financial statistics also exclude an impairment charge of $22 million recognized during the six months ended June 30, 2001.